Corporate Presentation May 11, 2015 NASDAQ: GALT www.galectintherapeutics.com © 2015 Galectin Therapeutics Inc. Exhibit 99.1

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance, and use words such as “may,” “estimate,” “could,” “expect” and others.
They are based on our current expectations and are subject to factors and uncertainties which could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, potential partnering opportunities and estimated spending for 2015. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, our trials may not lead to positive outcomes or regulatory approval.  We may experience delays in our trials, which could include enrollment delays.  Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change.  We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to further develop and/or fund any studies or trials. We are currently the subject of litigation, which may impact our human and capital resources. To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on
Form 10-K for the year ended December 31, 2014, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements.
Forward-Looking Statements

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Organ Fibrosis
• 45% of U.S. deaths estimated to be associated with
fibrotic disease
1
• Lead indication is liver fibrosis/cirrhosis due to fatty liver disease (75% of all liver disease in U.S.
2
)
• Potentially applicable to other fibrotic diseases based on pre-clinical studies
• Phase 1 clinical trial completed
• Phase 2 trials in two NASH indications to start Q2 2015
Cancer
Immunotherapy
• Focus on combination immunotherapy, one of the most
prominent approaches to cancer therapy
• Lead indication is advanced melanoma, but technology
applicable to other cancers
• Phase 1b trial in combination with Yervoy
3
in progress
• Phase 1b trial in combination with KEYTRUDA
4
expected
to start Q3 2015
1
Wynn, TA. Nat Rev Immunol. 2004;4:583–594. doi:10.1038/nri1412
2
Younossi, et al. Clin. Gasto. Hepatol. 2011;9:524-530
Developing Products For Major Unmet Medical Needs
3
Registered trademark, Bristol Myers Squib

Registered trademark, Merck Sharp Dome

Galectin Therapeutics

James Czirr, Executive Chairman	• Manager and general partner of 10X Fund, L.P., Co-Founder, Pro-Pharmaceuticals, CEO, Minerva Biotechnologies Corporation
Peter G. Traber, M.D. President, CEO, CMO	• Over 30 years experience in biomedicine and pharmaceutical industries in research and development, clinical medicine and business development. • GlaxoSmithKline (CMO), Un of Pennsylvania (CEO, Chief of GI, Chairman of Medicine), Baylor College of Medicine (CEO)
Harold H. Shlevin, Ph.D. COO & Corporate Secretary	• Over 32 years of senior experience in the development and commercialization of pharmaceuticals and business development including mergers and acquisitions. • Solvay Pharmaceuticals (CEO), CIBA Vision Ophthalmics (n/k/a Novartis Vision) (SVP & co-founder), Tikvah Therapeutics (Founder, CEO)
Jack W. Callicutt CFO	• Over 24 years in accounting and finance with life science and technology companies with significant experience in negotiating and closing financing transactions. • CFO Reach Health, CFO of Vystar Corporation, CFO Corautus Genetics, Deloitte
Eliezer Zomer, Ph.D. Pharmaceutical Development	• Over 30 years experience in biotechnology engineering and regulatory in pharmaceuticals and diagnostics. • Koor Biotechnologies, Charm Sciences, Glycogenesis , HU Medical School (Jerusalem), Harvard University
J. Rex Horton Executive Director, Regulatory Affairs and Quality Assurance	• Over 24 years of experience working in the biotech and life sciences industries, regulatory affairs and manufacturing. • Director Regulatory Affairs at Solvay Pharmaceuticals and Chelsea Therapeutics, Georgia Institute of Technology.

4 Experienced Leadership Team © 2015 Galectin Therapeutics | NASDAQ:GALT

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Role in Disease
• Gal-3 is increased in inflammation and fibrogenesis
• Genetic modification in mice that eliminates gal-3 prevents fibrosis in liver, lung, kidney and heart
• The majority of cancers express high levels of gal-3, which promotes tumor and inhibits immune response
Galectin-3 Protein
Function
• Binds to galactose residues in glycoproteins and promotes
interactions between these proteins
• High expression in immune cells (macrophages)
• Modulates cell signaling and immune cell function
Lead Drug
Candidate
GR-MD-02
• A complex carbohydrate with terminal galactose residues
that binds to gal-3 and disrupts function, particularly
affecting immune/repair function in macrophages
• Efficacy in preclinical models of fibrotic disease and cancer immunotherapy with encouraging early human results
• Existing patent coverage through 2031 with 2 composition
and 4 method patents issued
Lead Drug Candidate Targets Galectin-3 Protein

ADVANCED FIBROSIS AND CIRRHOSIS DUE TO NASH (NON-ALCOHOLIC STEATOHEPATITIS) Lead Indication in Organ Fibrosis 6 © 2015 Galectin Therapeutics | NASDAQ:GALT

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
U.S. Prevalence in
Asymptomatic Adults
(% of population studied)
2
45%
17%
46%
12%
2
Prospective evaluation of NAFLD and NASH prevalence (Williams, et al. Gastro. 2011;140:124-131)
Note: population recruited for this study were between ages 18 and 70
Estimated prevalence of NASH in U.S. adults
1, 2
> 28 million
1
Based on July 2013 US census data for people >20 years old
Obesity
Obesity
Diabetes
Diabetes
Fatty Liver
Fatty Liver
NASH
NASH
NASH: An Epidemic With No Approved Therapies

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Complications (variceal bleeding, ascites, encephalopathy)
Liver Transplantation (projected to be leading reason)
Liver-Related Death
Fibrosis
Progression
Stage 1 Stage 2 Stage 3 Stage 4
Liver
biopsy
(Blue = fibrosis)
Cirrhosis
Estimated US prevalence of advanced fibrosis
1,2
:         ~ 6 million
Estimated US prevalence of cirrhosis
1
: ~ 1-2 million
Approximately one-third will
advance to Stage 3/4 fibrosis
3
2 Williams, et al. Gastro. 2011;140:124-131
1 Kleiner, et al. Hepatology 2005;41:1313-1320
3 Caldwell, et al. Dig Dis 2010;28:162–168
End-Stage Fibrosis (Cirrhosis) Is When Patients With
NASH Experience Symptoms And Complications
Early Disease (low stage fibrosis) Late Disease (advanced fibrosis)

NASH Stage 2 Competitive Landscape*

• Simtuzumab (Gilead)
• Emricasan (Conatus)
• GR-MD-02 (Galectin)
• Obeticholic Acid (Intercept)
• GFT505 (GenFit)
• Liraglutide (Novo-Nordisk)
• Aramchol (Galmed)
• Cysteamine (Raptor)
• Cenicriviroc (Tobira)
• Emricasan (Conatus)
© 2015 Galectin Therapeutics   NASDAQ:GALT
• Regulatory endpoints for late stage disease better defined and closer to clinical outcomes including complications of cirrhosis, liver transplant, and death
• Ultimately, combination therapies may be employed with agents that are tailored to different disease stages
* Multiple other companies in discovery and Phase 1
Stage 1 Stage 2 Stage 3 Stage 4
Early Disease (low stage fibrosis)
Late Disease (advanced fibrosis)

Published Preclinical Data Shows That GR-MD-02 Can
Reverse NASH, Fibrosis, and Cirrhosis
• Mouse model of NASH
•
Reduces inflammation, fat, and cell death
•
Prevents as well as reverses fibrosis
•
Targets macrophages and reduces galectin-3
•
Peer reviewed publication:
•
Traber PG and Zomer E. Therapy of Experimental NASH and Fibrosis
with Galectin Inhibitors. PLOS ONE 2013;8:e83481
• Rat model of liver fibrosis/cirrhosis
•
Reduces inflammation and cell death
•
Reverses fibrosis and cirrhosis
•
Reduces portal hypertension associated with cirrhosis
•
Targets macrophages and reduces galectin-3
•
Peer reviewed publication:
•
Traber PG, Chou H, Zomer E, Hong F, Klyosov A Fiel M-I, Friedman,
SL. Therapy of Regression of fibrosis and reversal of cirrhosis in rats by galectin inhibitors in thioacetamide-induced liver disease.
PLOS ONE 2013;8:e75361.

© 2015 Galectin Therapeutics  |  NASDAQ: GALT

Vehicle-Treated
GR-MD-02-Treated
(4 weekly doses)
*Traber PG, Chou H, Zomer E, Hong F, Klyosov A Fiel M-I, Friedman, SL. Therapy of Regression of
fibrosis and reversal of cirrhosis in rats by galectin inhibitors in thioacetamide-induced liver disease.
PLOS ONE 2013;8:e75361.
GR-MD-02 Reversed Cirrhosis In Rat Model*
Toxin induced cirrhosis in rats; toxin continued during GR-MD-02 treatment
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Reduces portal pressure which correlates with primary endpoint in planned cirrhosis trial

•
Multiple dose escalation, double-blind, placebo
controlled trial in NASH patients with advanced fibrosis
•
GR-MD-02 up to 8 mg/kg IV was safe and well tolerated
•
8 mg/kg IV is in the upper range of the targeted
therapeutic window for drug administration
•
The combined results of a reduction in serum alpha-2
macroglobulin and a reduction in liver stiffness as
assessed by FibroScan
®
suggests that GR-MD-02 at the
highest dose tested may have an effect on liver fibrosis
•
Results provide strong foundation for entering Phase 2

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Phase 1 Trial Completed December 2014

Percent Change From Baseline
30
20
10
0
-10
-20
-30
Placebo[2]

p < 0.005
5
p < 0.001
5
p < 0.05
5
2
nd
dose 4
th
dose
+ 14 da
4
th
dose
+ 3 da
Cohort 3
8 mg/kg
4
th
dose
+ 14 da
Cohort 1
2 mg/kg
4
th
dose
+ 3 da
Cohort 2
4 mg/kg
ns
3
ns
4
Legend and Notes:
1. Mean ± standard deviation
2. Placebo values were combined
for all three cohorts because
there were no differences
(n=19 separate data points)
3. Not significant versus
placebo, two-sided t-test (n=6)
4. Not significant versus placebo,
two-sided t-test (n=7)
5. Significant for three groups
versus placebo, ANOVA with
Dunnett’s test for multiple
comparisons (n=7)
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Highly Significant Reduction In Alpha-2 Macroglobulin
Serum Levels Seen At The 8 mg/kg Dose
A reduction in serum alpha-2-macroglobulin accounted for the reduction in FibroTest
®

Galectin Therapeutics

Percent of Baseline Value
150
100
50
0
Day -1
Day 38
Day 63
150
100
50
0
Day -1
Day 38
Day 63

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

80%
100%
Placebo
GR-MD-02 (8 mg/kg)
3
of 5 patients treated with GR-MD-02 had reduction in liver stiffness to below 80% of baseline values (red squares)*
Evidence Of Reduced FibroScan
®
Scores In Cohort 3
Patients Treated With GR-MD-02
*In cohort 3 there were technically adequate scans at baseline, Day 38 and Day 63 in 5 patients administered GR-MD-02 and 3 patients administered placebo. Five patients in cohort 3 were not available for FibroScan
®
analysis (3 placebo and 2 active) because of
unavailability of the instrument at the site (1 placebo and 1 active), unavailability of the appropriate instrument probe (1 active), a technically inadequate baseline scan (1 placebo), and the Day 63 scan not being performed (1 placebo).

Phase 2 NASH Clinical Development Program Includes Trials
In Two Separate Indications In NASH With Advanced Fibrosis
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
15
1 Year of
Therapy
Indication
NASH with
Cirrhosis
(Stage 4)
Objective Expectation From
Successful Study
Reduction of portal
pressure and fibrosis
based on HVPG, liver
biopsy, and non-
invasive tests
• Could be a pivotal
trial in conjunction
with another P3 trial
• Could be basis for
FDA Breakthrough
Designation
NASH-CX
4 Months of
Therapy
Reduction of liver
fibrosis as assessed
using three non-
invasive tests
• Could serve as basis
for P2b or P3 trials
• Could be basis for
FDA Breakthrough
Designation
NASH-FX
NASH with
Advanced
Fibrosis, but
not Cirrhosis
(Stage 3)

- CRO: PPD
- # Sites: 45-60
- US and Canada
- Start: June 2015
- Top line: End 2017
- Cost: ~$20M (estimate)

156 patients with:
HVPG ≥ 6 mmHg
Cirrhosis
No/small varices
Placebo
52 patients
GR-MD-02 (2 mg/kg)
52 patients
GR-MD-02 (8 mg/kg)
52 patients
26 every other week infusions
Upper Endoscopy
Hepatic Venous Pressure Gradient
Liver Biopsy
Upper Endoscopy
Hepatic Venous Pressure Gradient
Liver Biopsy

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
The NASH-CX Trial (GT-026)
• Primary Endpoint:
• Reduction of hepatic venous pressure gradient (HVPG) as a measure of portal pressure compared to placebo at 1 year of treatment
• Secondary Endpoints:
• At least one stage change in histopathological fibrosis stage
• Liver collagen on liver biopsy (digital morphometric analysis)
• Liver stiffness as determined by FibroScan
®
Score
• Metabolic capacity of the liver as determined by
13
C methacetin breath test
• Progression of cirrhosis as determined by complications

↓

Cirrhotic liver
Spleen
Portal vein
Splenic vein
Inf. vena cava
Sup. mesenteric vein
Esophageal varices (EV)
Gastric varices (GV)

↓ →↓ →↓ →↓

Complications of Portal Hypertension in Cirrhosis
Varices
Ascites
Shunting
Encephalopathy
Liver Cell Function
Fibrosis         Portal Pressure         Complications        Morbidity and Mortality
© 2015 Galectin Therapeutics  |  NASDAQ: GALT
The Goal is to:

(Portal Hypertension = High Blood Pressure in Portal Vein)

CRO: CTI
Single US site
Start: July 2015
Top line: 2H 2016
Cost: ~$1.5M (estimate)
30 patients with:
NASH
Stage 3 Fibrosis
Placebo
15 patients
GR-MD-02 (8 mg/kg)
15 patients
9 every other week infusions
LiverMultiScan
Magnetic Resonance Elastography
FibroScan
LiverMultiScan
Magnetic Resonance Elastography
FibroScan

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
The NASH-FX Trial (GT-028)
Primary Endpoint:
• Difference between placebo and GR-MD-02 in the baseline adjusted mean change in liver fibrosis as measured by corrected T1 (cT1) mapping as determined from
LiverMultiScan (LMS), a multi-parametric MRI protocol.
Secondary Endpoints:
• To determine the baseline-adjusted change in magnetic resonance elastography (as measured in kPa)
• To determine the baseline-adjusted change in FibroScan
®
Score (as measured in
kPa)
https://clinicaltrials.gov/ct2/show/NCT02421094?term=GR-MD-02&rank=3

Galectin Therapeutics

Right lobe T1:733ms
Ishak score: 0
Cirrhosis
Right lobe T1:906ms
Ishak score: 3
Right lobe T1:1055ms
Ishak score: 6

Non-Invasive Assessments of Liver Fibrosis in
NASH-FX trial
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
19
Transient Elastography
(FibroScan™)
LiverMultiScan*
*Perspectum Diagnostics™
Whole liver assessment of
fibrosis using multi-
parametric magnetic
resonance imaging
Regional assessment of
liver for tissue stiffness
(FDA approved)
Echosense™
Normal
MR-Elastography
Whole liver assessment of
stiffness using magnetic
resonance imaging with
mechanical pulse
Vibrator
Probe
Ribs
Transducter

Summary of NASH Advanced Fibrosis Program
• Galectin-3 a well-validated target in pre-clinical studies
• GR-MD-02 binds gal-3 and is targeted to macrophages
• In pre-clinical models GR-MD-02 has multiple effects
• Reduces inflammation, fat and ballooning hepatocytes in NASH
• Reduces and reverses liver fibrosis and cirrhosis
• Reduces portal pressure, an endpoint of NASH-CX trial
• In NASH patients with advanced fibrosis, GR-MD-02 is safe, well tolerated and therapeutic doses have been defined
• GR-MD-02 is well suited to target NASH with advanced fibrosis and cirrhosis, an area with less competition than early NASH
• Phase 2 clinical trial program address different patient populations
• NASH-CX trial in cirrhosis with top line results end of 2017
• NASH-FX trial in stage 3 fibrosis with top line results 2H 2016

© 2015 Galectin Therapeutics  |  NASDAQ: GALT

ADVANCED MELANOMA Lead Indication in Cancer Immunotherapy 21 © 2015 Galectin Therapeutics | NASDAQ:GALT

CD8+
T-Cells
Cytokines (kill tumor cells)
T-Cells
22
Tumor
Cells
Potential Sites Of Action For Galectin Inhibition In
Tumor Immunology
Galectin-3
CD8+
T-Cells
Clonal
Expansion
Potential for galectin
inhibitors to enhance
anti-tumor immune
response
Potential for galectin inhibitors
to enhance anti-tumor activity
of T-cells by blocking
“Galectin Effect”
Galectin-3
Immunotherapies
Checkpoint Inhibitor
Blockage:
anti-CTLA4
anti-PD1
Tumor Vaccines
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

23 © 2015 Galectin Therapeutics  |  NASDAQ:GALT
• In U.S. 76,000 new diagnoses and 9,100 deaths*
• Even with newly approved drugs, a substantial unmet
medical need remains
• Immunotherapy is a major breakthrough in cancer
therapeutics
• Galectin-3 has an important role in reducing the ability of immune system to fight cancer
• GR-MD-02 is efficacious on tumors in combination with
other immunotherapies in animal models
• Robert W. Franz Cancer Research Center, Earle A. Chiles
Research Institute (EACRI) Providence-Portland Medical
Center, Portland Oregon
• Demonstrated clinical trial expertise in melanoma and
tumor immunology basic science research
• Ability to conduct clinical trials and assist in funding
*Siegel, et al. CA Cancer J Clin 2012;62:10
Cancer Therapy Strategy
Focus on
Immunotherapy
Advanced
Melanoma as
Initial Indication
Critical
Collaboration
Established

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

1 2 3 4
Years
CTLA-blockade (Yervoy
®
)
PD-1-blockade (KEYTRUDA
®
)
Immune checkpoint blockade
Plus GR-MD-02
GR-MD-02 May Be A Complementary Therapy To
Enhance Efficacy Of Immune Checkpoint Blockade
Therapies
Natural History
Note: these are illustrative curves not representative of actual data; redrawn from figure of the American Association for Cancer Research, 2013

Tumor size (mm2)
50
40
30
20
10
0
IgG
aCTLA-4
aPD-1
*p<0.05
*
*
+none
+MD02

% Survival
100
80
60
40
20
0
IgG
aCTLA-4
MD02/IgG
MD02/aCTLA-4
*
20
40
60
80
100
Time (days)

aCTLA-4 = anti-CTLA-4 mAb [ipilimumab in humans (Yervoy
®
, BMS)]
aPD-1 = anti-PD-1 mAb [pembrolizumab in humans (KEYTRUDA
®
) Merck]
Unpublished data 2013: Stefanie N. Linch, Melissa J. Kasiewicz, Peter G. Traber, and William L.
Redmond, Galectin Therapeutics and Earle A. Chiles Research Institute (EACRI), Portland Oregon
*p<0.05
These data are on TC-1 prostate cancer cells (also effective in breast cancer, melanoma, and sarcoma)
Checkpoint Inhibitors Plus GR-MD-02 Boosts Anti-
Tumor Immunity, Reduces Tumor Size And Increases
Survival In Mouse Cancer Models
© 2015 Galectin Therapeutics  |  NASDAQ:GALT

Patients
Advanced melanoma with indication for Yervoy
®
treatment
Design
Three patients per cohort (+3 if serious adverse events) with 10 patients treated with maximum dose achieved
Dose
GR-MD-02 starting at dose of 1 mg/kg and escalating following each cohort to
8 mg/kg followed by standard dose of Yervoy
®
Primary
Endpoint
Determine a safe dose of GR-MD-02 used in combination with the approved dose of Yervoy
®
Secondary
Endpoints
• Measure the response rate as assessed by ir-RECIST criteria
• Assess the biological activity by measuring:
- CD4+ T cells with a memory phenotype
- CD8+ T cells with effector phenotype
- Melanoma-specific T cells using autologous and/or HLA-matched tumor
- Examine composition of the tumor immune infiltrate from tumor biopsies
• Assess quality of life during therapy using the FACT-M questionnaire.
Trial Site
Providence-Portland Medical Center (Dr. Brendan Curti)
Status
26
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
http://clinicaltrials.gov/ct2/show/NCT02117362?term=GR-MD-02&rank=1
Phase 1b Clinical Trial In Patients With Advanced
Melanoma Using GR-MD-02 In Combination With Yervoy
®
Cohort 1 completed—no dose limiting toxicity
Cohort 2 underway (2 patients enrolled)

Patients
•
Patients who have had melanoma progression after Yervoy
®
and/or BRAF
targeted therapy in melanomas with a BRAF mutation
•
Patients who have had melanoma progression after Keytruda
®
monotherapy
Design
Three patients per cohort (+3 if adverse events) with 10 patients treated with maximum dose achieved
Dose
GR-MD-02 IV starting at dose of 1 mg/kg and escalating following each cohort to 8 mg/kg followed by standard dose of Keytruda
®
Primary
Endpoint
Determine a safe dose of GR-MD-02 used in combination with the approved dose of Keytruda
®
Secondary
Endpoints
•
Measure the response rate as assessed by ir-RECIST criteria
•
Assess the biological activity by measuring:
-CD4+ T cells with a memory phenotype
-CD8+ T cells with an effector phenotype
-Melanoma-specific T cells using autologous and/or HLA-matched tumor
-Examine composition of the tumor immune infiltrate from tumor biopsies
•
Assess quality of life during therapy using the FACT-M questionnaire
Trial Site
Providence-Portland Medical Center (Dr. Brendan Curti)
Status
Plan to initiate study July 2015
27
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Phase 1b Clinical Trial In Patients With Advanced Melanoma
Using GR-MD-02 In Combination With KEYTRUDA
®

Summary of Cancer Immunotherapy Program
•
Collaboration with investigative group at Providence Portland
Medical Center (PPMC) who have significant expertise in basic tumor immunology and translational clinical trials
•
Pre-clinical studies demonstrate in multiple cancers that GR-
MD-02 augments the anti-tumor effects of monoclonal antibody checkpoint inhibitors
•
Initial target is advanced melanoma, but also applicable to
other cancer types
•
Two Phase 1b clinical trials with GR-MD-02 in combination with
Yervoy (ongoing) and KEYTRUDA (planned), funded by PPMC
•
Advanced immune response markers being used to evaluate
drug effect in addition to tumor response

© 2015 Galectin Therapeutics  |  NASDAQ: GALT

MODERATE TO SEVERE PLAQUE PSORIASIS Other Potential Indications in Inflammatory Disease 29 © 2015 Galectin Therapeutics | NASDAQ:GALT

CRO: CTI
Single US site
Start: 7/2015
Top line: 7/2015
Cost: ~$400K

10 patients with:
biopsy proven psoriasis
PASI ≥ 12 and at least 10% of body area affected.
7 every other week infusions
GR-MD-02 (8 mg/kg)
10 patients
Psoriasis Activity Severity Index (PASI)

© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Exploratory Phase 2a Trial In Moderate to
Severe Plaque Psoriasis
•
Patient in Phase 1 trial had apparent remission of severe psoriasis while receiving GR-MD-02
•
Galectin-3 is increased in skin lesions of patients with psoriasis
https://clinicaltrials.gov/ct2/show/NCT02407041?term=GR-MD-02&rank=4
Primary Endpoint:
•
Evaluate the number of patients who have 75% improvement in Psoriasis Activity Severity
Index (PASI-75) following 12 weeks of therapy with GR-MD-02
Secondary Endpoints:
•
PASI-50 and PASI-100 scores following 12 weeks of therapy with GR-MD-02
•
Determine the durability of response to therapy in responders over a one year period following the end of therapy
•
Determine whether there is any change in disease status of patients who also have psoriatic arthritis

© 2015 Galectin Therapeutics  |  NASDAQ:GALT

Q2 2015
Product and Program Pipeline
Q2 2015
Q2 2015
7/2015
Clinical Focus Stage of Development
Drug Indication Discovery Preclinical Phase 1 Phase 2 Phase 3
Fibrosis (monotherapy)
GR-MD-02 NASH cirrhosis
NASH advanced fibrosis
Lung, Kidney,
Cardiovascular fibrosis
Cancer Immunotherapy (combination therapy)
GR-MD-02 +
Yervoy
Melanoma
GR-MD-02 +
Keytruda
Melanoma
Plaque Psoriasis
GR-MD-02 Moderate-severe
Galectin-3 Inhibitors
Discovery program to identify
subcutaneous and oral forms of
carbohydrates and oral small molecules

Study Indication Endpoints Start Data Reporting
Phase 1b:
Yervoy
®
Advanced
melanoma
Safety
ir-RECIST
Immune markers
Underway Dose Group 1: complete
Dose Group 2: initiated,
two patients enrolled
Phase 1b:
KEYTRUDA
®
Advanced
melanoma
Safety
ir-RECIST
Immune markers
July 2015 TBD
32
© 2015 Galectin Therapeutics  |  NASDAQ:GALT
Advanced Liver Fibrosis/Cirrhosis
Advanced Melanoma
Study Indication Endpoints Start Data Reporting
GT-026
“NASH-CX”
NASH with cirrhosis Portal pressure (HVPG);
liver biopsy
June 2015 End 2017
GT-028
“NASH-FX”
NASH with
advanced fibrosis
Multi-parametric MRI
Comparisons include
MRE and FibroScan
®
July 2015 2H 2016
Expected Development Program Milestones
Study Indication Endpoints Start Data Reporting
Phase 2a: GT-030 Moderate to severe
plaque psoriasis
Psoriasis Activity
Severity Index (PASI)
July 2015 July 2016
Psoriasis